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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 17, 2004

                         NORTH FORK BANCORPORATION, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                        1-10458                       36-3154608
---------------                  -----------                  -----------------
(State or Other                  (Commission                  (I.R.S. Employer
 Jurisdiction                    File Number)                Identification No.)
of Incorporation)



                  275 Broadhollow Road Melville, New York 11747
                  ---------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (631) 844-1004
                                                            ----------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 Regulation FD Disclosure
----------------------------------

     North Fork Bancorporation, Inc. issued a press release today (See Exhibit 99.1) announcing that it will be presenting at the at the Banc of America Securities 34th Annual Investment Conference in San Francisco on Monday, September 20 at 11:30 a.m. (PT).

     Banc of America Securities has established a Live and Archived Webcast for interested parties to listen to and view the North Fork presentation. The Webcast can be accessed by visiting North Fork's website at http://www.northforkbank.com and clicking on Banc of America Securities Investment Conference - September 20, 2004 at 11:30 am (PT). A printable version of the presentation slideshow will also be available on the North Fork website.










ITEM 9.01 Financial Statements and Exhibits
-------------------------------------------
     (c)      Exhibits

              99.1   Press Release issued on September 17, 2004.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 17, 2004








NORTH FORK BANCORPORATION, INC.


By:  /s/  Daniel M. Healy
-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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